Exhibit 99.906CERT

                Certification Pursuant to Section 1350 of Chapter
                       63 of Title 18 of the United States
                       Code As Adopted Pursuant to Section
                      906 of the Sarbanes-Oxley Act of 2002


In connection with the Certified Shareholder Report of Principal Investors Fund, Inc. (the "Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:
     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By           /s/ Ralph C. Eucher
   -----------------------------------------------------------------
         Ralph C. Eucher, President

Date  12/16/2004
     ---------------------



By           /s/ Jill R. Brown
  -----------------------------------------------------------------
         Jill R. Brown, Vice President and Chief Financial Officer

Date         12/16/2004
     ---------------------

 This certification is being furnished to the Commission solely pursuant to 18
   U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.